UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2008

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 29, 2008

Western Asset Managed High Income Fund Inc. (MHY)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	32

Board approval of management and subadvisory agreements	33

Annual chief executive officer and chief financial officer certifications	38

Additional information	39

Dividend reinvestment plan	44

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended February 29, 2008, it weakened significantly toward the end of the reporting period. After U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, the economy then rebounded during the next six months. Second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Department of Labor said that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years. This was followed with 63,000 jobs lost in February—the largest decline in five years. Elsewhere, the National Association of Realtors reported that existing home sales fell for the sixth consecutive month in January 2008 and the median home price was down nearly 5% versus January 2007.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In March 2008, after the reporting period ended, the Fed cut the federal funds rate an additional 0.75% to 2.25%, its lowest level since December 2004. In its statement

Western Asset Managed High Income Fund Inc.	I

Letter from the chairman continued

accompanying the March rate cut, the Fed stated: “Recent information indicates that the outlook for economic activity has weakened further. . . . Financial markets remain under considerable stress, and the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended February 29, 2008, two-year Treasury yields fell from 4.65% to 1.65%. Over the same time,
10-year Treasury yields fell from 4.56% to 3.53%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 7.30%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended February 29, 2008. During that period, the Citigroup High Yield Market Indexvi returned -3.02%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector, although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated solid results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.51% over the 12 months ended February 29, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Western Asset Managed High Income Fund Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset Managed High Income Fund Inc.	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. Capital appreciation is a secondary objective.

The managers employ an actively managed approach that is risk controlled and assimilates top-down macro-economic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative) as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

Western Asset, the Fund’s subadviser, utilizes a fixed-income discipline which emphasizes a team approach, with decisions derived from the constant interaction among the various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist who are skilled and experienced in all major areas of the fixed-income market. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.65% and 4.56%, respectively. This inversion of the yield curveii—with short-term yields being higher than their long-term counterparts—often telegraphs weaker economic growth or a recession.

The yield curve then moved back to a more normal slope as second quarter 2007 gross domestic product (“GDP”)iii growth was a solid 3.8%. This, coupled with inflationary pressures, caused short- and long-term Treasury yields to move sharply higher. By mid-June, two- and 10-year Treasurys

Western Asset Managed High Income Fund Inc. 2008 Annual Report	1

Fund overview continued

were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiv and the federal funds ratev in August and September, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and in early 2008. Despite continued rate cuts by the Fed, by the end of February 2008, many economists were predicting that the U.S. was headed toward a recession. At the end of the fiscal year, two- and 10-year Treasury yields had fallen to 1.65% and 3.53%, respectively.

High-yield bonds also experienced periods of volatility and they significantly lagged the overall U.S. bond market during the fiscal year. All told, the high-yield market, as measured by the Citigroup High Yield Market Indexvi, returned -3.02% during the one-year period ended February 29, 2008. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvii, returned 7.30% over the same period. While high-yield default rates remained low, their prices weakened due to the fallout from the credit crunch. In addition, there were concerns that some high-yield insurers may not be able to meet their debt obligations if the U.S. experienced a recession.

Q. How did we respond to these changing market conditions?

A. Western Asset believes the best way to consistently generate long-term outperformance is to maintain a long-term view of all markets within the fixed-income market, including in the high-yield, non-U.S. and emerging market asset classes. While we remain diligent in collecting and reviewing the technical aspects of each asset class, our investment decisions are based on our view of market fundamentals and valuations. We do not try to time the market. Our view at the beginning of the period was that credit fundamentals were strong from a historical perspective, but that valuations left little room for fundamental deterioration. As a result, we maintained a cash balance in the portfolio. Our view throughout the period was that fundamentals remained supportive. As valuations improved and spreads

2	Western Asset Managed High Income Fund Inc. 2008 Annual Report

widened, we took the opportunity to reduce cash and get the portfolio, more or less, fully invested.

Performance Review

For the 12 months ended February 29, 2008, Western Asset Managed High Income Fund Inc. returned -5.86% based on its net asset value (“NAV”)viii and -12.30% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s new unmanaged benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexix, and its former unmanaged benchmark, the Citigroup High Yield Market Index, returned -3.08% and -3.02%, respectively, for the same period. The Lipper High Current Yield Closed-End Funds Category Averagex returned -6.23% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.54 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of February 29, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of February 29, 2008 (unaudited)

Price Per Share	12-MONTH TOTAL RETURN
$6.21 (NAV)	-5.86%
$5.60 (Market Price)	-12.30%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. From a sector positioning perspective, relative to the Fund’s benchmark, an overweight to Capital Goods1 enhanced results. Within the sector, the Fund’s exposure to Aerospace & Defense was particularly beneficial, as it returned 5.04% during the 12-month reporting period. An overweight to Utilities boosted returns as well, as the sector gained 4.23%. In addition, an underweight to the Consumer Cyclicals2 sector was a positive contributor to performance, especially the Fund’s underweight in Automobiles, as they returned -6.58%.

Q. What were the leading detractors from performance?

A. An overweight to securities rated CCC and below detracted from performance as they returned -10.31% over the reporting period. In addition,

1	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machinery, Packaging and Environmental.
2	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Services and Textile.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	3

Fund overview continued

an underweight to Media—Non-Cable hindered the Fund’s results as this sector gained 1.37% during the fiscal year.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 18, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

4	Western Asset Managed High Income Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2008 were: Consumer Discretionary (21.1%), Industrials (13.3%), Energy (12.1%), Financials (11.1%) and Utilities (10.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.
v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

x

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 29, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 4 funds in the Fund’s Lipper category.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 29, 2008

6	Western Asset Managed High Income Fund Inc. 2008 Annual Report

Schedule of investments

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 91.0%
	Aerospace & Defense — 1.6%
	DRS Technologies Inc., Senior Subordinated Notes:
$210,000	6.625% due 2/1/16	$206,325
865,000	7.625% due 2/1/18	869,325
	Hawker Beechcraft Acquisition Co.:
2,515,000	8.875% due 4/1/15(a)	2,577,875
30,000	9.750% due 4/1/17	29,925
870,000	L-3 Communications Corp., Senior Subordinated Notes,
	5.875% due 1/15/15	850,425
	Total Arospace & Defense	4,533,875
	Airlines — 2.5%
	Continental Airlines Inc., Pass-Through Certificates:
179,266	8.312% due 4/2/11	176,577
560,000	7.339% due 4/19/14	504,000
2,370,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	2,381,850
652,746	Delta Air Lines Inc., 8.954% due 8/10/14(b)	625,005
	United Airlines Inc., Pass-Through Certificates:
630,000	6.831% due 9/1/08	699,823
1,443,358	7.811% due 10/1/09	1,710,379
581,502	8.030% due 7/1/11	657,097
275,000	6.932% due 9/1/11	328,625
	Total Airlines	7,083,356
	Auto Components — 1.8%
	Allison Transmission Inc.:
580,000	11.000% due 11/1/15(b)	498,800
1,150,000	Senior Notes, 11.250% due 11/1/15(a),(b)	951,625
1,035,000	Keystone Automotive Operations Inc., Senior Subordinated Notes,
	9.750% due 11/1/13	636,525
3,600,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	3,015,000
	Total Auto Components	5,101,950
	Automobiles — 1.9%
295,000	Ford Motor Co., Debentures, 8.900% due 1/15/32	225,675
	General Motors Corp.:
795,000	Notes, 7.200% due 1/15/11	721,463
	Senior Debentures:
1,200,000	8.250% due 7/15/23	913,500
3,090,000	8.375% due 7/15/33	2,379,300
1,325,000	Senior Notes, 7.125% due 7/15/13	1,116,312
	Total Automobiles	5,356,250

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	7

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Building Products — 1.5%
	Associated Materials Inc.:
$3,510,000	Senior Discount Notes, step bond to yield 12.256% due 3/1/14	$2,246,400
155,000	Senior Subordinated Notes, 9.750% due 4/15/12	154,225
915,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	713,700
2,200,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.559% due 3/1/14	1,177,000
	Total Building Products	4,291,325
	Chemicals — 1.4%
	Georgia Gulf Corp., Senior Notes:
1,135,000	9.500% due 10/15/14	862,600
510,000	10.750% due 10/15/16	334,050
480,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	499,200
865,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	932,038
1,715,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(b)	1,140,475
295,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	262,550
	Total Chemicals	4,030,913
	Commercial Banks — 0.5%
300,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(b)	304,500
	TuranAlem Finance BV, Bonds:
920,000	8.250% due 1/22/37(b)	770,500
280,000	8.250% due 1/22/37(b)	237,300
	Total Commercial Banks	1,312,300
	Commercial Services & Supplies — 2.7%
1,895,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	1,672,338
510,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(b)	418,200
2,455,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	2,547,062
1,200,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,260,000
1,500,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	1,233,750
670,000	US Investigations Services Inc., 11.750% due 5/1/16(b)	532,650
	Total Commercial ervices & Supplies	7,664,000
	Consumer Finance — 4.0%
995,000	AmeriCredit Corp., 8.500% due 7/1/15	771,125
	Ford Motor Credit Co.:
	Notes:
650,000	7.875% due 6/15/10	599,325
1,100,000	8.708% due 4/15/12(c)	1,053,367
635,000	7.000% due 10/1/13	521,630

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 4.0% continued
	Senior Notes:
$566,000	10.241% due 6/15/11(c)	$489,485
1,370,000	9.875% due 8/10/11	1,269,062
722,500	7.127% due 1/13/12(c)	569,030
640,000	8.000% due 12/15/16	524,909
	General Motors Acceptance Corp.:
4,350,000	Bonds, 8.000% due 11/1/31	3,295,847
2,790,000	Notes, 6.875% due 8/28/12	2,229,015
	Total Consumer Finance	11,322,795
	Containers & Packaging — 1.1%
595,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	510,212
1,650,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	1,563,375
570,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(b)	534,375
425,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10(d)	5,313
480,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(b)	489,187
	Total Containers & Packaing	3,102,462
	Diversified Consumer Services — 0.6%
	Education Management LLC/Education Management Finance Corp.:
735,000	Senior Notes, 8.750% due 6/1/14	650,475
150,000	Senior Subordinated Notes, 10.250% due 6/1/16	126,750
	Service Corp. International:
740,000	Debentures, 7.875% due 2/1/13	741,040
245,000	Senior Notes, 7.500% due 4/1/27	212,538
	Total Diversified Consumer Services	1,730,803
	Diversified Financial Services — 3.5%
655,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(b)	461,775
1,450,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	1,276,000
1,400,000	Elyria Foundry Co./EH Acquisition Inc., 13.000% due 3/1/13(b)	1,358,000
730,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	739,125
490,000	LVB Acquisition Merger, 11.625% due 10/15/17(b)	484,488
	Residential Capital LLC:
665,000	6.908% due 4/17/09(b),(c)	342,475
430,000	8.875% due 6/30/15	230,050
1,200,000	Notes, 8.375% due 6/30/10	690,000
1,425,000	Senior Notes, 8.000% due 2/22/11	765,937
700,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes,
	7.750% due 4/1/15	633,500

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	9

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 3.5% continued
	TNK-BP Finance SA:
$918,000	7.875% due 3/13/18(b)	$900,833
445,000	Senior Notes, 7.875% due 3/13/18(b)	434,454
1,690,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes,
	step bond to yield 13.460% due 10/1/15	1,246,375
460,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes,
	9.000% due 10/1/14	441,600
	Total Diversified Financial Services	10,004,612
	Diversified Telecommunication Services — 5.9%
175,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	146,125
	Citizens Communications Co.:
90,000	7.050% due 10/1/46	66,150
1,210,000	Senior Notes, 7.875% due 1/15/27	1,082,950
940,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(d),(e),(f)	0
670,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	519,250
2,280,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	2,282,850
429,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14	431,145
	Level 3 Financing Inc.:
250,000	6.704% due 2/15/15(c)	177,500
2,015,000	Senior Notes, 9.250% due 11/1/14	1,642,225
1,320,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	1,306,800
790,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	772,225
2,545,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(b)	1,908,750
2,165,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,829,425
2,370,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(b)	2,411,475
2,015,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,060,338
	Total Diversified Telecommunication Services	16,637,208
	Electric Utilities — 1.7%
1,395,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,520,550
2,230,000	Texas Competitive Electric Holding Co. LLC, 10.500% due 11/1/16(a),(b)	2,151,950
1,400,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(b)	1,043,000
	Total Electric Utilities	4,715,500
	Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
280,000	Senior Notes, 9.500% due 10/15/15	232,926
760,000	Senior Secured Notes, 7.875% due 10/15/14	695,400
	Total Electronic Equipment & Intruments	928,326

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Energy Equipment & Services — 2.2%
$1,145,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	$1,529,951
1,140,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,101,525
1,090,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(b)	1,098,175
375,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	391,875
1,960,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	2,229,163
	Total Energy Equipment & Services	6,350,689
	Food & Staples Retailing — 0.4%
905,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,101,990
	Food Products — 0.4%
1,494,000	Dole Food Co. Inc., Senior Notes, 8.875% due 3/15/11	1,262,430
	Gas Utilities — 0.6%
1,730,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
	Senior Notes, 6.875% due 12/15/13	1,686,750
	Health Care Equipment & Supplies — 0.2%
765,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	657,900
	Health Care Providers & Services — 5.2%
470,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	463,538
975,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	970,125
	HCA Inc.:
2,345,000	Debentures, 7.500% due 11/15/95	1,742,192
	Notes:
725,000	6.375% due 1/15/15	609,000
550,000	7.690% due 6/15/25	446,781
	Senior Notes:
25,000	6.250% due 2/15/13	21,813
975,000	9.250% due 11/15/16	1,001,812
1,300,000	Senior Secured Notes, 9.625% due 11/15/16(a)	1,345,500
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,662,437
	Tenet Healthcare Corp., Senior Notes:
1,385,000	6.375% due 12/1/11	1,248,231
210,000	6.500% due 6/1/12	182,700
1,775,000	7.375% due 2/1/13	1,548,687
565,000	9.875% due 7/1/14	530,394
	Universal Hospital Services Inc.:
320,000	8.288% due 6/1/15(c)	302,400
1,190,000	8.500% due 6/1/15(a)	1,192,975
1,780,000	US Oncology Holdings Inc., Senior Notes, 10.759% due 3/15/12(a),(c)	1,379,500
	Total Health Care Provider & Services	14,648,085

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	11

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 4.6%
$1,055,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(d)	$31,650
1,530,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,308,150
875,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	800,625
374,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	355,300
480,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(b)	410,400
655,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	612,425
270,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(b)	195,750
	Herbst Gaming Inc., Senior Subordinated Notes:
510,000	8.125% due 6/1/12	122,400
275,000	7.000% due 11/15/14	68,750
850,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(b)	769,250
1,510,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,494,900
415,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	393,212
	MGM MIRAGE Inc.:
610,000	Notes, 6.750% due 9/1/12	576,450
	Senior Notes:
220,000	7.500% due 6/1/16	205,700
900,000	7.625% due 1/15/17	852,750
1,277,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(b)	1,334,465
685,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	565,125
	Snoqualmie Entertainment Authority, Senior Secured Notes:
320,000	6.936% due 2/1/14(b),(c)	278,400
260,000	9.125% due 2/1/15(b)	232,700
	Station Casinos Inc.:
	Senior Notes:
40,000	6.000% due 4/1/12	34,000
1,380,000	7.750% due 8/15/16	1,155,750
100,000	Senior Subordinated Notes, 6.625% due 3/15/18	61,750
1,100,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(b)	1,089,000
	Total Hotls, Restaurants & Leisure	12,948,902
	Household Durables — 1.8%
120,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	119,100
685,000	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	681,575
1,170,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	1,031,063
1,215,000	K Hovnanian Enterprises Inc., Senior Notes, 7.500% due 5/15/16	850,500

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Household Durables — 1.8% continued
$160,000	KB Home, Senior Subordinated Notes, 8.625% due 12/15/08	$160,800
1,065,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,049,025
1,330,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.130% due 9/1/12	1,163,750
	Total Household Durables	5,055,813
	Household Products — 0.2%
710,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	676,275
	Independent Power Producers & Energy Traders — 8.6%
380,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	364,528
	AES Corp.:
1,815,000	8.000% due 10/15/17	1,860,375
1,330,000	Senior Notes, 9.500% due 6/1/09	1,383,200
2,360,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	2,206,600
160,000	Dynegy Inc., 7.670% due 11/8/16	159,900
	Edison Mission Energy, Senior Notes:
1,000,000	7.750% due 6/15/16	1,035,000
840,000	7.200% due 5/15/19	827,400
1,065,000	7.625% due 5/15/27	1,009,087
9,220,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a),(b)	9,058,650
	Mirant Mid Atlantic LLC:
467,661	10.060% due 12/30/28	537,810
295,194	Pass-Through Certificates, 9.125% due 6/30/17	326,559
1,290,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,301,287
	NRG Energy Inc., Senior Notes:
575,000	7.250% due 2/1/14	562,781
3,395,000	7.375% due 2/1/16	3,280,419
100,000	7.375% due 1/15/17	96,500
310,000	TXU Corp., Senior Notes, 6.500% due 11/15/24	224,055
	Total Independent Power Producer & Energy Traders	24,234,151
	IT Services — 1.5%
650,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a),(b)	528,125
	First Data Corp.:
150,000	5.625% due 11/1/11	115,097
1,540,000	9.875% due 9/24/15(b)	1,337,875
	SunGard Data Systems Inc.:
600,000	Senior Notes, 9.125% due 8/15/13	607,500
1,680,000	Senior Subordinated Notes, 10.250% due 8/15/15	1,680,000
	Total IT Services	4,268,597

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	13

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Machinery — 0.3%
$430,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$395,600
460,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	458,850
	Total Machinery	854,450
	Media — 6.9%
1,685,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	1,558,625
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
1,035,000	Senior Accreting Notes, 12.125% due 1/15/15	533,025
670,000	Senior Notes, 11.750% due 5/15/14	345,050
4,630,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes,
	11.000% due 10/1/15	3,241,000
415,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	381,800
620,000	Charter Communications Holdings LLC, Senior Discount Notes,
	12.125% due 1/15/12	356,500
510,000	Charter Communications Holdings LLC/Charter Communications
	Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	318,750
420,000	CMP Susquehanna Corp., 9.875% due 5/15/14	279,825
	CSC Holdings Inc.:
	Senior Debentures:
50,000	8.125% due 8/15/09	51,000
530,000	7.625% due 7/15/18	487,600
	Senior Notes:
795,000	8.125% due 7/15/09	810,900
750,000	7.625% due 4/1/11	749,062
450,000	6.750% due 4/15/12	436,500
855,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated
	Notes, 9.875% due 8/15/13	720,338
1,130,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes,
	8.375% due 3/15/13	1,169,550
945,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	911,925
2,560,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	1,523,200
	R.H. Donnelley Corp.:
1,075,000	Senior Discount Notes, 6.875% due 1/15/13	639,625
825,000	Senior Notes, 8.875% due 1/15/16	495,000
635,000	Sun Media Corp., 7.625% due 2/15/13	612,775
1,300,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	1,389,768
	TL Acquisitions Inc.:
1,085,000	Senior Notes, 10.500% due 1/15/15(b)	971,075
1,080,000	Senior Subordinated Notes, step bond to yield 13.360% due 7/15/15(b)	785,700
740,000	XM Satellite Radio Inc., Senior Notes, 7.739% due 5/1/13(c)	636,400
	Total Media	19,404,993

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Metals & Mining — 4.2%
$3,795,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes,
	8.375% due 4/1/17	$4,032,187
890,000	Metals USA Holdings Corp., 10.729% due 7/1/12(a),(c)	663,050
1,720,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,707,100
300,000	Noranda Aluminum Acquisition Corp., 8.738% due 5/15/15(a),(b),(c)	232,500
780,000	Noranda Aluminum Holding Corp., Senior Notes,
	10.488% due 11/15/14(a),(b),(c)	557,700
1,455,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,316,775
2,075,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(b)	1,960,875
475,000	Steel Dynamics Inc., 7.375% due 11/1/12(b)	483,313
1,020,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	905,250
	Total Metals & Mining	11,858,750
	Multiline Retail — 1.4%
1,800,000	Dollar General Corp., Senior Subordinated Notes,
	11.875% due 7/15/17(a),(b)	1,503,000
	Neiman Marcus Group Inc.:
90,000	7.125% due 6/1/28	78,300
2,295,000	Senior Subordinated Notes, 10.375% due 10/15/15	2,297,869
	Total Multiline Retail	3,879,169
	Oil, Gas & Consumable Fuels — 8.7%
2,120,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	2,130,600
	Chesapeake Energy Corp., Senior Notes:
1,875,000	6.625% due 1/15/16	1,835,156
950,000	6.250% due 1/15/18	912,000
345,000	Compagnie Generale de Geophysique SA, Senior Notes,
	7.500% due 5/15/15	348,450
3,435,000	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	3,561,569
	Enterprise Products Operating LP:
250,000	7.034% due 1/15/68(c)	216,876
790,000	Junior Subordinated Notes, 8.375% due 8/1/66(c)	776,873
1,000,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	967,500
240,000	Forbes Energy Services, 11.000% due 2/15/15(b)	236,400
1,140,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,083,000
	Mariner Energy Inc., Senior Notes:
560,000	7.500% due 4/15/13	541,800
335,000	8.000% due 5/15/17	323,275
705,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14(b)	699,713
650,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	666,250

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	15

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 8.7% continued
	Petroplus Finance Ltd.:
$380,000	6.750% due 5/1/14(b)	$346,750
680,000	Senior Note, 7.000% due 5/1/17(b)	613,700
1,740,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(b)	1,626,900
720,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(b)	745,200
1,625,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,490,938
795,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(b)	747,300
765,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	765,000
	Williams Cos. Inc.:
	Notes:
1,615,000	7.875% due 9/1/21	1,768,425
960,000	8.750% due 3/15/32	1,135,200
1,025,000	Senior Notes, 7.625% due 7/15/19	1,101,875
	Total Oil, Gas & Consumable Fuels	24,640,750
	Paper & Forest Products — 2.5%
	Abitibi-Consolidated Co. of Canada:
530,000	5.250% due 6/20/08	448,513
	Senior Notes:
245,000	7.750% due 6/15/11	135,975
700,000	8.491% due 6/15/11(c)	367,500
565,000	8.375% due 4/1/15	319,225
	Abitibi-Consolidated Inc.:
360,000	6.950% due 4/1/08	318,600
610,000	7.875% due 8/1/09	393,450
760,000	Debentures, 7.400% due 4/1/18	362,900
240,000	Notes, 8.550% due 8/1/10	135,300
	Appleton Papers Inc.:
75,000	Senior Notes, 8.125% due 6/15/11	73,125
1,590,000	Senior Subordinated Notes, 9.750% due 6/15/14	1,518,450
	NewPage Corp.:
240,000	10.000% due 5/1/12(b)	241,800
2,075,000	Senior Secured Notes, 9.489% due 5/1/12(c)	2,043,875
450,000	Senior Subordinated Notes, 12.000% due 5/1/13	445,500
440,000	Newpage Holding Corp., 11.818% due 11/1/13(a),(c)	369,600
	Total Paper & Foret Products	7,173,813
	Pharmaceuticals — 0.2%
2,920,000	Leiner Health Products Inc., Senior Subordinated Notes,
	11.000% due 6/1/12(d)	598,600

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 0.6%
$375,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	$371,250
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
370,000	6.500% due 6/1/16	362,600
835,000	6.750% due 4/1/17	826,650
	Total Real Estate Investment Trusts (REITs)	1,560,500
	Real Estate Management & Development — 0.6%
760,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior
	Subordinated Notes, 9.500% due 10/1/15	391,400
	Realogy Corp.:
200,000	10.500% due 4/15/14	143,000
2,355,000	12.375% due 4/15/15	1,259,925
	Total Real Estate Management & Development	1,794,325
	Road & Rail — 2.3%
1,535,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes,
	9.375% due 5/1/12	1,604,075
	Hertz Corp.:
325,000	Senior Notes, 8.875% due 1/1/14	311,187
3,575,000	Senior Subordinated Notes, 10.500% due 1/1/16	3,414,125
	Kansas City Southern de Mexico, Senior Notes:
700,000	7.625% due 12/1/13	663,250
315,000	7.375% due 6/1/14(b)	293,344
160,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	162,400
	Tota Road & Rail	6,448,381
	Specialty Retail — 0.9%
285,000	Asbury Automotive Group Inc., Senior Subordinated Notes,
	7.625% due 3/15/17	226,575
	AutoNation Inc., Senior Notes:
230,000	6.258% due 4/15/13(c)	189,750
200,000	7.000% due 4/15/14	183,000
860,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	700,900
220,000	Eye Care Centers of America, Senior Subordinated Notes,
	10.750% due 2/15/15	232,650
	Michaels Stores Inc.:
510,000	11.375% due 11/1/16	424,575
670,000	Senior Notes, 10.000% due 11/1/14	588,763
	Total Specialty Retail	2,546,213
	Textiles, Apparel & Luxury Goods — 0.4%
1,800,000	Simmons Co., Senior Discount Notes, step bond to yield
	8.253% due 12/15/14	1,210,500
	Thrifts & Mortgage Finance — 0.9%
3,000,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	2,580,000

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	17

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
$230,000	8.500% due 5/15/12	$216,200
760,000	11.000% due 5/15/12	775,200
	Total Tobacco	991,400
	Trading Companies & Distributors — 1.1%
685,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(b)	568,550
1,640,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,369,400
1,545,000	Penhall International Corp., Senior Secured Notes,
	12.000% due 8/1/14(b)	1,305,525
	Total Trading Companies & Distributors	3,243,475
	Transportation Infrastructure — 0.4%
	Saint Acquisition Corp.:
1,040,000	Secured Notes, 12.500% due 5/15/17(b)	468,000
1,785,000	Senior Secured Notes, 10.815% due 5/15/15(b),(c)	776,475
	Total Transportation Infrastructure	1,244,475
	Wireless Telecommunication Services — 2.5%
800,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a),(b)	700,000
450,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	398,250
	Sprint Capital Corp.:
3,400,000	Notes, 8.750% due 3/15/32	2,657,603
1,975,000	Senior Notes, 6.875% due 11/15/28	1,385,646
2,120,000	True Move Co., Ltd., 10.750% due 12/16/13(b)	2,003,400
	Total Wireless Telecommunication Services	7,144,899
	TOTAL CORPORATE BONDS & NOTES
	(Cost — $285,003,961)	257,881,950
ASSET-BACKED SECURITY — 0.0%
	Diversified Financial Services — 0.0%
6,296,588	Airplanes Pass-Through Trust, Subordinated Notes,
	10.875% due 3/15/19(d),(e),(f)
	(Cost — $6,995,540)	0
COLLATERALIZED SENIOR LOANS — 3.2%
	Auto Components — 0.4%
1,246,875	Allison Transmission, Term Loan B, 7.965% due 8/7/14	1,103,311
	Containers & Packaging — 0.4%
1,558,894	Berry Plastics Corp., Senior Term Loan, 11.646% due 6/15/14(c)	1,130,198
	Hotels, Restaurants & Leisure — 0.5%
470,133	Aramark Corp., Term Loan, 6.705% due 1/31/14(c)	436,449
29,867	Aramark Corp., Term Loan, 7.073% due 1/31/14	27,727
1,000,000	Las Vegas Sands LLC, Term Loan, 7.000% due 5/8/14	893,229
	Total Hotels, Restaurants & Leisure	1,357,405

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 1.2%
$2,500,000	SandRidge Energy, Term Loan, 8.625% due 4/1/15(c)	$2,431,250
1,000,000	Stallion Oilfield Services, Term Loan, 7.611% due 7/31/12(c)	845,000
	Total Oil, Gas & Consumable Fuels	3,276,250
	Paper & Forest Products — 0.6%
	Bluegrass Container Co. LLC:
1,515,152	Second Lien, 8.145% due 12/30/13	1,406,818
484,848	Term Loans, 8.145% due 12/30/13(c)	450,182
	Total Paper & Forest Products	1,857,000
	Trading Companies & Distributors — 0.1%
530,100	Penhall International Corp., Term Loan, 12.393% due 4/1/12(c)	418,779
	TOTAL COLLATERALIZED SENIOR LOANS
	(Cost — $9,972,240)	9,142,943
SOVEREIGN BOND — 0.6%
	Russia — 0.6%
1,571,130	Russian Federation, 7.500% due 3/31/30(b)
	(Cost — $1,722,154)	1,798,944
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
2,821,127	Home Interiors & Gifts Inc.(e),(f)*	3
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
38,785	Aurora Foods Inc.(e),(f)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
1	Pliant Corp.(e),(f)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
2,169	McLeodUSA Inc., Class A Shares(e),(f)*	0
12,250	Pagemart Wireless(e),(f)*	122
	TOTAL TELECOMMUNICATION SERVICES	122
	TOTAL COMMON STOCKS
	(Cost — $1,257,731)	125
CONVERTIBLE PREFERRED STOCKS — 1.0%
FINANCIALS — 1.0%
1,580	Bank of America Corp., 7.250% due 12/31/49	1,690,600
19,600	Citigroup Inc., 6.500% due 12/31/49	975,100
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $2,560,000)	2,665,700

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	19

Schedule of investments continued

February 29, 2008

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SHARE		SECURITY	VALUE
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
		Automobiles — 0.1%
8,800		Ford Motor Co., Notes, 7.500%	$143,440
		Media — 0.0%
3		ION Media Networks Inc., Series B, 12.000%*	11,375
		TOTAL CONSUMER DISCRETIONARY	154,815
FINANCIALS — 0.0%
		Diversified Financial Services — 0.0%
100		Preferred Plus, Trust Series FRD-1, 7.400%	1,600
8,500		Saturns, Series F 2003-5, 8.125%	141,270
		TOTAL FINANCIALS	142,870
		TOTAL PREFERRED STOCKS
		(Cost — $352,930)	297,685
WARRANTS
WARRANTS — 0.0%
1,005		Cybernet Internet Services International Inc., Expires 7/1/09(b),(e),(f)*	0
1,400		Elyria Dfry Co. LLC, Expires 3/1/15(b),(e),*	0
940		GT Group Telecom Inc., Class B Shares, Expires 2/1/10(b),(e),(f)*	0
720		IWO Holdings Inc., Expires 1/15/11(b),(e),(f)*	0
750		Jazztel PLC, Expires 7/15/10(e),(f)*	0
1,040		Merrill Corp., Class B Shares, Expires 5/5/09(b),(e),(f)*	0
2,460		Viasystems Group Inc., Expires 1/31/10(e),(f)*	0
		TOTAL WARRANTS
		(Cost — $248,597)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $308,113,153)	271,787,347
FACE AMOUNT
SHORT-TERM INVESTMENTS — 2.8%
		Sovereign Bonds — 1.0%
		Egypt Treasury Bills:
$7,950,000	EGP	Zero coupon bond to yield 7.420% due 11/4/08	1,389,738
8,350,000	EGP	Zero coupon bond to yield 6.980% due 11/11/08	1,457,683
		Total Sovereign Bonds
		(Cost — $2,839,417)	2,847,421

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2008 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Repurchase Agreement — 1.8%
$5,223,000	Morgan Stanley tri-party repurchase agreement dated 2/29/08,
	3.000% due 3/3/08; Proceeds at maturity — $5,224,306;
	(Fully collateralized by U.S. government agency obligation,
	5.050% due 11/19/12; Market value — $5,405,433)
	(Cost — $5,223,000) (g)	$5,223,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $8,062,417)	8,070,421
	TOTAL INVESTMENTS — 98.7% (Cost — $316,175,570#)	279,857,768
	Other Assets in Excess of Liabilities — 1.3%	3,572,080
	TOTAL NET ASSETS — 100.0%	$283,429,848

*            Non-income producing security.

(a)         Payment-in-kind security for which part of the income earned may be paid as additional principal.

(b)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)         Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

(d)        Security is currently in default.

(e)         Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(f)           Illiquid security.

(g)        All or portion of this security is segregated for credit default swaps and extended settlements.

#            Aggregate cost for federal income tax purposes is $316,887,512

Abbreviation used in this schedule:

EGP  — Egyptian Pound

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	21

Statement of assets and liabilities

February 29, 2008

ASSETS
Investments, at value (Cost — $316,175,570)	$279,857,768
Cash	95,698
Dividends and interest receivable	6,234,294
Receivable for securities sold	178,510
Receivable for open swap contracts	3,081
Unrealized appreciation on swaps	456
Other receivables	191,273
Total Assets	286,561,080
LIABILITIES:
Payable for securities purchased	2,848,411
Investment management fee payable	181,773
Directors’ fees payable	477
Accrued expenses	100,571
Total Liabilities	3,131,232
TOTAL NET ASSETS	$283,429,848
NET ASSETS:
Par value ($0.001 par value; 45,637,929 shares issued and outstanding; 500,000,000 shares authorized) (Note 4)	$45,638
Paid-in capital in excess of par value	489,609,578
Undistributed net investment income	2,618,092
Accumulated net realized loss on investments and swap contracts	(172,526,114)
Net unrealized depreciation on investments and swap contracts	(36,317,346)
TOTAL NET ASSETS	$283,429,848
Shares Outstanding	45,637,929
Net Asset Value	$6.21

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2008 Annual Report

Statement of operations

For the year ended February 29, 2008

INVESTMENT INCOME:
Interest	$27,807,630
Dividends	52,429
Total Investment Income	27,860,059
EXPENSES:
Investment management fee (Note 2)	2,493,392
Shareholder reports	89,158
Audit and tax	45,062
Directors’ fees	41,497
Legal fees	40,983
Stock exchange listing fees	37,272
Transfer agent fees	25,080
Custody fees	7,827
Insurance	6,375
Miscellaneous expenses	12,628
Total Expenses	2,799,274
Less: Fees paid indirectly (Note 1)	(357)
Net Expenses	2,798,917
NET INVESTMENT INCOME	25,061,142
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,242,749)
Swap contracts	3,081
Net Realized Loss	(2,239,668)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(42,978,716)
Swap contracts	456
Change in Net Unrealized Appreciation/Depreciation	(42,978,260)
Net Loss on Investments and Swap Contracts	(45,217,928)
DECREASE IN NET ASSETS FROM OPERATIONS	$(20,156,786)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	23

Statements of changes in net assets

FOR THE YEARS ENDED FEBRUARY 29, 2008 AND FEBRUARY 28, 2007	2008	2007
OPERATIONS:
Net investment income	$25,061,142	$24,007,865
Net realized gain (loss)	(2,239,668)	8,386,126
Change in net unrealized appreciation/depreciation	(42,978,260)	1,847,969
Increase (Decrease) in Net Assets From Operations	(20,156,786)	34,241,960
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(24,644,482)	(22,837,221)
Decrease in Net Assets From Distributions to Shareholders	(24,644,482)	(22,837,221)
INCREASE (DECREASE) IN NET ASSETS	(44,801,268)	11,404,739
NET ASSETS:
Beginning of year	328,231,116	316,826,377
End of year*	$283,429,848	$328,231,116
* Includes undistributed net investment income of:	$2,618,092	$1,807,012

See Notes to Financial Statements.

24	Western Asset Managed High Income Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:

	2008[1]	2007	2006	2005[2]	2004[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$7.19	$6.94	$7.20	$7.12	$6.30
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.55	0.54	0.50	0.53	0.58
Net realized and unrealized gain (loss)	(0.99)	0.21	(0.26)	0.13	0.88
Total income (loss) from operations	(0.44)	0.75	0.24	0.66	1.46
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.50)	(0.50)	(0.58)	(0.60)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.54)	(0.50)	(0.50)	(0.58)	(0.64)
NET ASSET VALUE, END OF YEAR	$6.21	$7.19	$6.94	$7.20	$7.12
Market Price, End of Year	$5.60	$6.96	$6.16	$6.49	$6.98
Total Return Based on NAV[4]	(5.86)%	12.11%	4.49%	10.33%[5]	23.98%
Total Return, Based on Market Price[4]	(12.30)%	22.27%	2.89%	1.45%	11.78%
NET ASSETS, END OF YEAR (MILLIONS)	$283	$328	$317	$329	$325
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.90%	0.97%[6]	1.11%	1.26%	1.24%
Net expenses	0.90 [7]	0.94 [6,8]	1.11 [8]	1.26	1.24
Net investment income	8.04	7.56	7.21	7.47	8.45
PORTFOLIO TURNOVER RATE	58%	67%	33%	41%	31%

[1]	For the year ended February 29, 2008.
[2]	Per share amounts have been calculated using the average shares method.
[3]	For the year ended February 29, 2004.
[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.
[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide

26	Western Asset Managed High Income Fund Inc. 2008 Annual Report

a measure of protection against defaults of the issuers (i.e., to reduce risk where a fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	27

Notes to financial statements continued

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed net investment income	Accumulated net realized loss	Paid-in Capital
(a)	—	$12,034,112	$(12,034,112)
(b)	$394,420	(394,420)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of credit default swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

28	Western Asset Managed High Income Fund Inc. 2008 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$175,533,751
Sales	177,863,217

At February 29, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,970,741
Gross unrealized depreciation	(41,000,485)
Net unrealized depreciation	$ (37,029,744)

At February 29, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	2/21/08
Reference Entity:	ATF Bank
Notional Amount:	$2,900,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	4.250%
Termination Date:	3/24/08
Unrealized Appreciation	$456

4. Capital shares

On November 16, 1999 the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 29, 2008, the Fund did not repurchase shares.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	29

Notes to financial statements continued

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29, 2008, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$24,644,482	$22,837,221

As of February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,751,959
Capital loss carryforward*	(168,978,517)
Other book/tax temporary differences(a)	(2,969,522)
Unrealized appreciation/(depreciation)(b)	(37,029,288)
Total accumulated earnings / (losses) — net	$(206,225,368)

*       During the taxable year ended February 29, 2008, the Fund utilized $313,248 of its capital loss carryover available from prior years. As of February 29, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
02/28/2009	$(37,822,746)
02/28/2010	(87,539,581)
02/28/2011	(38,635,215)
02/29/2012	(4,980,975)
Total	$(168,978,517)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest on defaulted bonds recognized for tax purposes but not book and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its May 31, 2008 Form N-Q.

30	Western Asset Managed High Income Fund Inc. 2008 Annual Report

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Managed High Income Fund Inc. 2008 Annual Report	31

Report of independent registered public
accounting firm

The Board of Directors and Shareholders
Western Asset Managed High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed High Income Fund Inc. as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed High Income Fund Inc. as of February 29, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 25, 2008

32	Western Asset Managed High Income Fund Inc. 2008 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Managed High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”) and Western Asset Management London (together with Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Western Asset Managed High Income Fund Inc.	33

Board approval of management and

subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end nonleveraged high current yield funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with

34	Western Asset Managed High Income Fund Inc.

the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2007 was ranked third among four funds in the Performance Universe for that period; the Fund’s performance for the 3- and 5-year periods ended June 30, 2007 was ranked third among the three funds in the Performance Universe for each of those periods; and the Fund’s performance for the 10-year period ended June 30, 2007 was ranked second among the three funds in the Performance Universe for that period. Among other things, the Manager noted that the Subadviser assumed responsibility for the management of the Fund’s portfolio in December 2005 and that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. The Manager further noted a recent favorable analyst report citing, among other factors, the Fund’s unleveraged, conservative structure and noted the attractive returns to Fund investors over the past year based on the market price of the Fund’s shares. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Universe consisted of the Fund and all other closed-end nonleveraged high current yield funds, as classified by Lipper, excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The Expense Universe consisted of four funds, including two other funds managed by the Subadviser, with assets ranging from $54.5 million to $524.5 million.

Western Asset Managed High Income Fund Inc.	35

Board approval of management and
subadvisory agreements (unaudited) continued

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving in effect to a voluntary fee waiver implemented by the Manager), was ranked second among the four funds in the Expense Universe and that its actual total expenses also ranked second among the four funds. The Manager noted, among other things, that the small number of funds in the Expense Universe, which included funds varying widely in size and two other funds managed by the Subadviser, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 12 per cent over the period covered by the analysis but remained at a level which merited continued monitoring. The Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the

36	Western Asset Managed High Income Fund Inc.

profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. Under the Fund’s circumstances, the Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-advisory Agreements.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Managed High Income Fund Inc.	37

Annual chief executive officer and chief
financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

38	Western Asset Managed High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

NON-INTERESTED DIRECTORS

CAROL L. COLMAN c/o Chairman of the Fund, 620 Eight Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in Fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past five years	Formerly, Associate General Counsel, Pfizer Inc.

Number of portfolios in Fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

Western Asset Managed High Income Fund Inc.	39

Additional information (unaudited) continued

PAOLO M. CUCCHI Drew University, 108 Brothers College, Madison, NJ 07940

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Vice President and Dean of College of Liberal Arts at Drew University

Number of portfolios in Fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past five years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in Fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON 535 N. Michigan Avenue Suite 1012, Chicago, IL 60611

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.

Number of portfolios in Fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	Director of Associated Banc-Corp.

40	Western Asset Managed High Income Fund Inc.

RIORDAN ROETT The Johns Hopkins University, 1740 Massachusetts Ave. NW, Washington, DC 20036

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past five years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University

Number of portfolios in Fund complex overseen by Director (including the Fund)	24

Other board memberships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University

Number of portfolios in Fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

Western Asset Managed High Income Fund Inc.	41

Additional information (unaudited) continued

INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2] Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in Fund complex overseen by director (including the Fund)	137

Other board memberships held by Director	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2004

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005)

42	Western Asset Managed High Income Fund Inc.

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1       The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2       Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed High Income Fund Inc.	43

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as

44	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited) continued

soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Western Asset Managed High Income Fund Inc.	45

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Western Asset Managed High Income Fund Inc.

Directors	Subadvisers
Carol L. Colman	Western Asset Management
Daniel P. Cronin	Company
Paolo M. Cucchi	Western Asset Management
Leslie H. Gelb	Company Limited
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank & Trust
Riordan Roett	Company
Jeswald W. Salacuse	225 Franklin Street
Boston, Massachusetts 02110
Officers
R. Jay Gerken, CFA	Transfer Agent
President and Chief Executive	American Stock Transfer & Trust
Officer	Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and	New York, New York 10038
Treasurer
Ted P. Becker	Independent Registered Public
Chief Compliance Officer	Accounting Firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
Thomas Mandia	New York, New York 10154
Assistant Secretary
Steven Frank	Legal Counsel
Controller	Simpson Thacher & Bartlett LLP
Albert Laskaj	425 Lexington Avenue
Controller	New York, New York 10017

Western Asset Managed High	New York Stock Exchange Symbol
Income Fund Inc.	MHY
55 Water Street
New York, New York 10041

Investment Manager
Legg Mason Partners
Fund Advisor, LLC

Western Asset Managed High Income Fund Inc.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010337 4/08 SR08-551

ITEM 2.           CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2007 and February 29, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,200 in 2007 and $38,150 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,900 in 2007 and $3,000 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Managed High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed High Income Fund Inc., and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed High Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Managed High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Managed High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

ITEM 6.           SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

385 East Colorado Blvd. Pasadena, CA 911101

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 29, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	116 registered investment companies with $125.7 billion in total assets under management	245 Other pooled investment vehicles with $220.7 billion in assets under management	1,061 Other accounts with $296.3 billion in total assets under management*

Stephen A. Walsh‡	116 registered investment companies with $125.7 billion in total assets under management	245 Other pooled investment vehicles with $220.7 billion in assets under management	1,061 Other accounts with $296.3 billion in total assets under management*

Michael C. Buchanan‡	14 registered investment companies with $6.8 billion in total assets under management	8 Other pooled investment vehicles with $5.2 billion in assets under management	14 Other accounts with $1 billion in total assets under management

Keith J. Gardner‡	7 registered investment Companies with $1.3 Billion in total assets under management	6 Other pooled investment vehicles with $1.7 billion in assets under management	1 Other accounts with $14.7 million in total assets under management**

Detlev Schlichter‡	2 registered investment Companies with $234 Million in total assets under management	29 Other pooled investment vehicles with $4.79 billion in total assets under management	72 Other accounts with $28.12 billion in total assets under management***

*	Includes 93 accounts managed, totaling $31.68 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $14.7 million, for which advisory fee is performance based.
***	Includes 21 accounts managed, totaling $8.49 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

((a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

The table below identifies ownership of fund securities by the portfolio managers as of February 29, 2008.

Portfolio Manager(s)	Dollar Range of Ownership of Securities

S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Keith J. Gardner	None
Detlev Schlichter	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 6, 2008